Accounting for transmission line projects entered into by the Group'	12 Months Ended
Mar. 31, 2025
Disclosure of detailed information about service concession arrangements [abstract]
Accounting for transmission line projects entered into by the Group
52.
Accounting for transmission line projects entered into by the Group

During the year ended March 31, 2023, the Group through its subsidiaries engaged in transmission business wherein the subsidiaries had entered into Transmission Services Agreements (TSA) with the Government (Grantor) on BOOM and/or Build, Own, Operate and Transfer (BOOT) basis. The Group through its subsidiaries acts as a transmission licensee.

(a)
Accounting for transmission line BOOM projects

The TSAs have been entered for term of 35 years, as against the asset’s useful life of 50 years, and as per the terms of the TSA the Group is responsible for constructing the Transmission project, then operating and maintaining these Transmission projects and make them available for use by the Grantor for the entire TSA period. TSAs have a fixed annual levelized tariff for 35 years’ period, subject only to the Group ensuring minimum specified availability of the asset and any reduction in availability will lead to a downward revision in tariff for the relevant period.

Further, as per the electricity regulations applicable at the time of entering TSA, it was mandatory for the Group to hold transmission license in order to transmit electricity through its transmission line. In addition, even after the end of 35 years period; the Government had the ability and right to (i) decide on the extension of the TSA period, including the tariff to be charged or (ii) appoint another operator to operate the infrastructure.

Accordingly, the aforesaid TSA(s), read together with the prevailing regulations, were assessed to be Service Concession Agreements covered under IFRIC 12 and were accounted for using the financial asset model under IFRIC 12.

Subsequently, in January 2024, there were changes in the applicable regulations allowing companies which have entered into TSA under the BOOM model to independently operate the infrastructure without any grantor involvement, including determine tariff for its usage after the TSA term of 35 years. As a result of the changes in the regulations, after the TSA period, the Government no longer has the ability and right to (i) decide on the extension of the TSA period, including the tariff to be charged or (ii) appoint another operator to operate the infrastructure. Based on the Group’s analysis of changes in the regulation duly supported by an external legal advice, these changes in the regulation also apply to all pre-existing TSAs and thus the Group now will have exclusive control over the residual interest, which it has assessed to be significant. Consequentially, the TSA no longer qualifies to be a Service Concession Agreement under IFRIC 12. In the absence of any clear guidance under IFRIC 12, the management has referred guidance under other IFRS dealing with similar and related issues as well as most recent pronouncements of the other standard setting bodies particularly lease modification accounting in IFRS 16 as applicable to the lessor to deal with impact of change in the regulation. Accordingly, the management has applied below accounting in this scenario:

(i)
On the date of change in the regulations, the Group had derecognised the contract asset of INR 10,583 recognised toward services rendered till date and recognised PPE at its fair value. The difference between the fair value of the PPE so recognised and the derecognised contract asset, which is a non-monetary government grant, was not material. Subsequent construction cost, for the uncompleted projects, is being added to the PPE. The PPE, once ready to use, is depreciated over its useful life as per IAS 16.
(ii)
The Group also assessed that post change in regulation, the TSA would contain a lease element and a service element which would be separated and accounted for in accordance with IFRS 16 and IFRS 15 respectively. The said lease will be in the nature of an operating lease (refer Note 38).

The Group has two projects under the BOOM model. Upto the date of change in regulations, the Group had recognised construction revenues of INR 9,987 (including INR 7,478 upto March 31, 2023) and operating and maintenance revenues of INR 0 (upto March 31, 2024: Nil) and consequential contract assets of INR 10,583 and trade receivables of INR 95 were existing on that date. The construction profit of INR 386 million (including INR 289 upto March 31, 2023) for these contracts was included in construction revenue recognised upto the date of change in the regulations. The Group had also recognised finance income on contract assets of INR 691 till the date of change in regulations (upto March 31, 2023: INR 152).

(b)
Accounting for transmission line BOOT projects under IFRIC 12, 'Service Concession Arrangements'

The TSAs have been entered for term of 35 years and as per the terms of the TSA, the Group is responsible for constructing the Transmission project, then operating and owning these Transmission projects for the entire concession period and thereafter transferring these projects to the grantor.

Such Transmission project have fixed annual levelised tariff as per terms of TSA and such arrangements fall under the purview IFRIC 12, 'Service Concession Arrangements' and have been accounted as per financial asset model.

The change in regulation mentioned under (a) above does not impact TSAs covered under the BOOT model and accounting thereof as in these cases the Company is obligated to transfer the assets to the grantor at the end of the TSA period.

(c)
The movement of contract assets during the year ended March 31, 2025 and 2024 are summarised below:

	As at March 31,
	2024	2025	2025
	(INR)	(INR)	(USD)
Balance at the beginning of the year	7,711	1,716	20
Recognition of contract assets pursuant to recognition of construction revenue*	4,153	933	11
Unwinding of contract assets (calculated at the rate of 4.89% p.a.)	530	183	2
Derecognition of contract asset for BOOM projects (refer (a) above)**	(10,678)	—	—
Balance at the end of the year	1,716	2,832	33

Non-current	1,500	2,724	32
Current	216	108	1

* includes profit of INR 36 (March 31, 2024: INR 161; March 31, 2023: INR 3).

** includes INR Nil (March 31, 2024: INR 95) which was transferred to trade receivable

(d)
The transaction price allocated to the remaining construction activities and operation and maintenance services is approximately INR 873 and INR 632, respectively (March 31, 2024 INR 661 and INR 632 respectively). As the construction activities progress, the performance obligations will continue to be fulfilled and the remaining revenue would be recognised for projects covered under IFRIC 12. The Group expects to complete the construction activities within next year. Further, operating and maintenance services shall be completed over the tenure of TSAs.